EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SABRANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

     Pursuant to section 906 of the Sabanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Appiant Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify, that to his knowledge:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 19, 2002                            /s/  DOUGLAS S. ZORN
                                                   ---------------------

                                                   President, Chief Executive
                                                   Officer and Acting Chief
                                                   Financial Officer


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